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                                                                  Conformed Copy
                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 14, 1998 included in Synetic, Inc.'s Form 10-K for the fiscal year ended June 30, 1998 and to all references to our Firm included in this registration statement.


                                         /S/ ARTHUR ANDERSEN LLP

New York, New York
January 28, 1999